Taking Science to New Heights for Patients February 2022 NASDAQ: OCGN 1

2 Forward Looking Statement This presentation contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995, which are subject to risks and uncertainties. We may, in some cases, use terms such as “predicts,” “believes,” “potential,” “proposed,” “continue,” “estimates,” “anticipates,” “expects,” “plans,” “intends,” “may,” “could,” “might,” “will,” “should” or other words that convey uncertainty of future events or outcomes to identify these forward-looking statements. Such forward-looking statements include information about qualitative assessments of available data, potential benefits, expectations for clinical trials, and anticipated timing of clinical trial readouts and regulatory submissions. This information involves risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Risks and uncertainties include, among other things, the uncertainties inherent in research and development, including the ability to meet anticipated clinical endpoints, commencement and/or completion dates for clinical trials, regulatory submission dates, regulatory approval dates and/or launch dates, including the risk that such dates are not met due to impacts from the ongoing COVID-19 pandemic, as well as risks associated with preliminary and interim data, including the possibility of unfavorable new clinical trial data and further analyses of existing clinical trial data; the risk that the results of in-vitro studies will not be duplicated in human clinical trials; the risk that clinical trial data are subject to differing interpretations and assessments, including during the peer review/publication process, in the scientific community generally, and by regulatory authorities; whether and when data from Bharat Biotech’s clinical trials will be published in scientific journal publications and, if so, when and with what modifications; whether the data and results from preclinical and clinical studies of COVAXIN™, which have been conducted by Bharat Biotech in India, will be accepted by the U.S. Food and Drug Administration (“FDA”) or otherwise sufficient to support our Emergency Use Authorization (“EUA”) or Investigational New Drug applications (“IND”), as applicable; whether the FDA will accept our IND submissions without any changes, or if we are required to submit additional information to the FDA in support of our IND submissions, the extent and significance of any such changes; the size, scope, timing and outcome of any additional trials or studies that we may be required to conduct to support an EUA or Biologics License Application (“BLA”) for COVAXIN™, including our planned phase 3 clinical trial for which we have submitted an IND to the FDA; whether the U.S. Food and Drug Administration (“FDA”) will authorize COVAXIN™ for administration as a vaccine for pediatric uses against COVID-19 pursuant to the EUA we submitted with the FDA and the timing and scope of any such authorization; any additional chemistry, manufacturing, and controls information that we may be required to submit; the timing of our BLA filing; whether and when a BLA for COVAXIN™ will be submitted to the FDA; whether and when a BLA may be approved by the FDA, whether a New Drug Submission application may be approved by Health Canada, and whether the additional information that we provide to Health Canada will be sufficient to support an approval by Health Canada and any delays associated therewith; the authorizations or approvals will depend on myriad factors, including making a determination as to whether the vaccine candidate’s benefits outweigh its known risks and determination of the vaccine candidate’s efficacy and, if authorized or approved, whether it will be commercially successful; whether developments with respect to the COVID-19 pandemic will affect the regulatory pathway available for vaccines in the United States, Canada, or other jurisdictions; manufacturing capabilities, manufacturing capacity, and supply restrictions, including whether sufficient doses of COVAXIN™ can be manufactured or supplied within our projected time periods; market demand for COVAXIN™ in the United States or Canada; decisions by the FDA or Health Canada impacting labeling, manufacturing processes, safety, and/or other matters that could affect the availability or commercial potential of COVAXIN™ in the United States or Canada, including development of products or therapies by other companies. These and other risks and uncertainties are more fully described in our periodic filings with the Securities and Exchange Commission (“SEC”), including the risk factors described in the section entitled “Risk Factors” in the quarterly and annual reports that we file with the SEC. Any forward-looking statements that we make in this presentation speak only as of the date of this presentation. Except as required by law, we assume no obligation to update forward-looking statements contained in presentation whether as a result of new information, future events, or otherwise, after the date of this presentation.

Ocugen: A Diversified Portfolio Designed to Serve Unmet Needs 3 Vaccine development with a COVID-19 vaccine candidate. Modifier gene therapies designed to cure multiple rare and broad diseases with one product. Novel biologic treatment targeting diabetic macular edema, diabetic retinopathy, and wet age-related macular degeneration An integrated capability to bring innovations to the market Research | Clinical Development | Manufacturing | Medical | Regulatory | Commercial Strong balance sheet

Pipeline Overview * Based on Bharat Biotech-sponsored clinical trials in India ** No approved therapies exist https://www.aao.org/eye-health/diseases/retinitis-pigmentosa-treatment | https://www.aao.org/eye-health/diseases/amd-treatment Asset/Program Indication Status Vaccine COVAXIN™ (BBV152) Whole-Virion Inactivated Vaccine COVID-19 US pediatric EUA under review* US IND on clinical hold to support future BLA* Modifier Gene Therapy Platform OCU400 *** AAV-hNR2E3 Gene mutation-associated retinal degeneration** NR2E3 Mutation Phase 1/2 RHO Mutation Phase 1/2 CEP290 Mutation To be submitted PDE6B Mutation To be submitted OCU410 AAV-hRORA Dry Age-Related Macular Degeneration (Dry AMD)** Preclinical Novel Biologic OCU200 Transferrin – Tumstatin Diabetic Macular Edema Preclinical Diabetic Retinopathy Preclinical Wet Age-Related Macular Degeneration (Wet AMD) Preclinical *** Orphan designation in the US Broad orphan medicinal product designation in the EU for the treatment of both retinitis pigmentosa (RP) and Leber Congenital amaurosis (LCA) 4

5 COVAXIN™ (BBV152) A Whole-Virion Inactivated COVID-19 Vaccine Candidate Licensed from Bharat Biotech (BBIL) for the US and Canadian Markets

Forward Momentum for COVAXIN™ (BBV152) 6 01 02 03 Results of Phase 3 clinical trial for COVAXIN™ published in The Lancet; Pediatric (2-18) Emergency Use Authorization submission updated with safety and Omicron data IND filed with FDA for Phase 3 bridging study in support of a BLA submission; WHO grants COVAXIN™ Emergency Use Listing, broadening global portfolio of COVID-19 options; Comprehensive responses submitted to Health Canada against notice of deficiencies Letter-of-Intent signed with Liminal BioSciences for acquisition of new Canada- based manufacturing facility Manufacturing partner selected; Tech transfer from Bharat Biotech in progress; Targeting 100M doses/year

Product Profile 7 Dose Level and Regimen 0.5mL per dose suspension 2 Doses: Day 0 & Day 28 Presentation Ten doses per vial Potential Shelf Life Approximately two years at 2°- 8°C and three months at room temp (25°C) Proposed indication Prevention of COVID-19 caused by SARS-CoV-2 Target population Pediatric: 2-18 years of age Adult: 18 years of age and older Whole virion inactivated SARS-CoV-2 (NIV-2020-770) Antigen concentration & Adjuvant: 6μg + Algel–IMDG(TLR7/8) Image for illustrative purposes only

Why COVAXIN™ (BBV152)? Designed to augment our North American arsenal of vaccines against COVID-19 8 • Data suggest both humoral & cellular responses generated against multiple viral proteins • Data support that the vaccine induces a Th1 response (cell-mediated immunity) which can be vital for durable protection • Phase 3 adverse event profile similar to placebo • Technology platform used to produce Polio, Influenza and Rabies vaccines KNOWN SAFETY PROFILE • Only vaccine with Phase 3 clinical trial data suggesting broad protection against variants of concern DESIGNED FOR BROAD SPECTRUM IMMUNE RESPONSE RESULTS AGAINST OVERALL, SEVERE AND DELTA VARIANT • 10 dose vial that can be stored and shipped at 2°-8° C, with a 2-year shelf life and 3-month stability at room temperature TRANSPORTATION AND STORAGE EASE 01 02 03 04 Image for illustrative purposes only

Why COVAXIN™ (BBV152)? Broad Spectrum Response 9 Research suggests COVAXIN™ elicits a strong IgG responses against spike protein, receptor-binding domain, and the nucleocapsid protein of SARS-CoV-2 along with strong cellular responses Current mRNA and adenovirus-based vaccines only elicit responses against the spike proteinEnvelope SpikesMembrane Nucleocapsid protein

Why COVAXIN™ (BBV152)? The Only COVID-19 Vaccine Candidate with Clinical Results Against Delta Variant 10 77.8% 93.4% 65.2% Overall efficacy Efficacy vs severe disease Efficacy vs B.1.617.2 (Delta) Serious Adverse Events Adverse Events Placebo Arm Adverse Events COVAXIN™ Arm 12.4% <0.5% n = 25,800 participants Participants recruited between November 2020 and January 2021 across 25 sites Two doses, 28 days apart Source: Ella, Reddy, Blackwelder, Potdar, Yadav, Sarangi et al. (2021) Efficacy, safety, and lot-to-lot immunogenicity of an inactivated SARS-CoV-2 vaccine (BBV152): interim results of a randomised, double-blind, controlled, phase 3 trial; The Lancet. Advanced online publication. https://doi.org/10.1016/S0140-6736(21)02000-6 Accessed November 11, 2021

Summary of Efficacy and Safety Results from Phase 3 Clinical Trial 11 Source: Ella, Reddy, Blackwelder, Potdar, Yadav, Sarangi et al. (2021) Efficacy, safety, and lot-to-lot immunogenicity of an inactivated SARS-CoV-2 vaccine (BBV152): interim results of a randomised, double-blind, controlled, phase 3 trial; The Lancet. Advanced online publication. https://doi.org/10.1016/S0140-6736(21)02000-6 Accessed November 11, 2021 Parameter Cases Vaccine efficacy (95% CI)BBV152 Placebo Total Symptomatic 24 106 130 77.8% (65.2 – 86.4) Severe 1 15 16 93.4% (57.1 – 99.8) Asymptomatic 13 33 46 63.6% (29.0 – 82.4) Adverse Events BBV152 (n=12879) Placebo (n=12874) Total (n=25753) m n (%) m n (%) m n (%) All adverse events 2930 1597 (12.40) 3029 1597 (12.41) 5959 3194 (12.40) Unsolicited adverse events 981 489 (3.80) 1309 609 (4.73) 2290 1098 (4.26) All serious adverse events 40 39 (0.30) 66 60 (0.47) 106 99 (0.38) Primary endpoint: Preventing symptomatic COVID-19 occurring at least 14 days after second dose 1 Secondary endpoint: Efficacy in subgroups based on age (18 – 59 years; ≥60 years) 2

COVAXIN™ (BBV152) Pediatric Trial Data Summary 92% Seroconversion to Wild-Type Neutralizing Serious Adverse Events* Adverse Events COVAXIN™ Solicited Systemic** Adverse Events COVAXIN™ Solicited Local** 12.4% 0% n = 525 participants completed Participants recruited between May 26th 2021 and July 10th 2021 from 5 sites Two doses, 28 days apart 19% 49% Source: Vadrevu K, Reddy S, Jogdand H, et al. Immunogenicity and safety of an inactivated SARS-CoV-2 vaccine (BBV152) in children from 2 to 18 years of age: an open-label, age-de-escalation phase 2/3 study; https://www.medrxiv.org/content/10.1101/2021.12.28.21268468v1 94% Seroconversion to S1 IgG 90% Seroconversion to RBD IgG 92% Seroconversion to NP IgG *SAEs characterized as hospitalizations, myocarditis, pericarditis, Guillan-Barré Syndrome, thrombosis, anaphylactic reactions **AEs included site pain, redness, swelling, stiffness, tenderness, body pains, fatigue, headache - mostly mild and resolving within 24 hours Immunobridging study to the adult safety and efficacy trial demonstrated equivalency of immune protection based on neutralization antibody response. GMTR observed was 1.32 that was statistically significant above the margin of 0.67 12

The Role of the Adjuvant in COVAXIN™ (BBV152) 13 Expert commentary suggests adjuvant provides additional enhancement to elicit immune responses supporting broad protection Source: National Institutes of Health; June 29, 2021, https://www.nih.gov/news-events/news-releases/adjuvant-developed-nih-funding-enhances- efficacy-indias-covid-19-vaccine; accessed July 12, 2021 Source: Adjuvantation helps to optimize COVID-19 vaccine candidate; Jing-Xin, L, Feng-Cai, Z; Lancet Infect Dis 2021; Published Online March 8, 2021; https://www.thelancet.com/journals/laninf/article/PIIS1473-3099(21)00094-3/fulltext; accessed Sept 7, 2021

14 Source: Lancet Infect Dis 2021; 21: 950–61 Published Online March 8, 2021 https://doi.org/10.1016/S1473-3099(21)00070-0 Data Suggest Th1 Mediated Response Boosted by Novel Adjuvant Induction of Th1 cell mediated immunity as measured by IFN-ƴ, IL-2, TNF-α

COVAXIN™ (BBV152) Phase 3 Trial: 90% of Infections by Variants 15 Active surveillance every 15 days begins 14 days after the 2nd dose N=85 Swab Samples Genome Sequenced in Central Lab 59% 5% 13% 16% 7% Delta Alpha Kappa Other Genome Not Retrieved Data on file Sequencing in central laboratory RTPCR in central/local laboratory

COVAXIN™ (BBV152) Efficacy Against Variants in Phase 3 Trial 16 Source: Lancet Infect Dis 2021; 21: 950–61 Published Online March 8, 2021 https://doi.org/10.1016/S1473-3099(21)00070-0 Data include per protocol population only. Efficacy estimates were only reported for at least 10 symptomatic cases. In those participants who met the definition for symptomatic COVID-19 and were PCR positive an additional nasopharyngeal swab for genotyping was collected. Other pangolin lineages detected include D614G (n=7), B.1.36 (n = 3), B.1.1.419 (n = 1), B. 1.153 (n = 1), B. 1. 351 and B.1.618 (n = 1 each in placebo). The > 1 lower bound of 95%CI for mean ratio indicates a statistical significance. In breakthrough symptomatic Delta variant infections, the viral load in the vaccine arm was significantly lower than the placebo arm. Variants (VOC/VOI) Total number of cases n/N BBV152 n/N Placebo n/N Vaccine efficacy % (CI)* B.1.617.2 (Delta) 50/16973 13/8471 37/8502 65.2 (33.1 – 83.0) B.1.617.1 (Kappa) 11/16973 1/8471 10/8502 90.1 (30.4 – 99.8) B.1.1.7 (Alpha) 4/16973 1/8471 3/8502 -- Other 14/16973 3/8471 11/8502 73.0 (-2.2 – 95.2) Completed genome not retrieved 6/16973 0/8471 6/8502 -- All variant related severe COVID-19 4/16973 0/8471 4/8502 --

Data shows COVAXIN™ produces a robust immune memory against multiple targets comparable to those following natural COVID-19 infection • 71 vaccinated subjects and 73 subjects naturally-infected with COVID-19 were tested for cellular immune memory to SARS-CoV-2, variants of concern • COVAXIN™ induced robust immune memory in T and B cells to SARS-CoV-2 and VOCs which persisted at least 6 months after vaccination • Level of vaccine-induced spike and nucleoprotein antibodies titers demonstrated to be comparable to natural infection • Immune memory against conserved nucleoprotein may provide an added advantage over spike-only responses Source: Rajesh V, Asgar A, Anupama R, Someshwar N, et al. Inactivated virus vaccine BBV152/Covaxin elicits robust cellular immune memory to SARS-CoV-2 and variants of concern; https://www.medrxiv.org/content/10.1101/2021.11.14.21266294v1 Accessed December 16, 2021 17

COVAXIN™ (BBV152) May Help Reduce Transmission Rate from Breakthrough Infections 18 Ct values All cases BBV152 Placebo mean Mean ratio of BBV152/ Placebo (95% CI) B.1.617.2 (Delta) – E gene 20.11 25.55 18.20 1.42 (1.28, 1.57) B.1.617.2 (Delta) – ORF gene 22.97 28.29 21.09 1.35 (1.24, 1.46) ~150-fold reduction in viral load in nasopharyngeal swabs of COVAXIN™ vaccinated individual compared to placebo Similar virus nasopharyngeal swabs load in unvaccinated or Pfizer- or Moderna-vaccinated Source: Ella, Reddy, Blackwelder, Potdar, Yadav, Sarangi et al. (2021) Efficacy, safety, and lot-to-lot immunogenicity of an inactivated SARS-CoV-2 vaccine (BBV152): interim results of a randomised, double-blind, controlled, phase 3 trial; The Lancet. Advanced online publication. https://doi.org/10.1016/S0140-6736(21)02000-6 Accessed November 11, 2021

19 Publications found at ocugen.com Extensive Publication Portfolio of the COVAXIN™ (BBV152) Clinical Development Journey

20 MODIFIER GENE THERAPY PLATFORM Breakthrough technology designed to address many rare diseases as well as complex diseases that affect millions

Forward Momentum for OCU400/OCU410 21 01 02 03 Successfully completed manufacturing at commercial scale (200L) at CanSinoBio to support OCU400 clinical studies Phase 1/2 clinical trials studying OCU400 for the treatment of retinitis pigmentosa resulting from genetic mutations of NR2E3 and RHO now enrolling Expanded manufacturing agreement with CanSinoBio to include support for OCU410

Our Focus: Nuclear Hormone Receptor Genes (NHRs) 22 *References: https://pubmed.ncbi.nlm.nih.gov/28556246/ | https://www.ncbi.nlm.nih.gov/pmc/articles/PMC5409218/ https://www.ncbi.nlm.nih.gov/pmc/articles/PMC4339951/ | https://journals.plos.org/plosone/article?id=10.1371/journal.pone.0183526 Photoreceptor Development Key Mutations: RGR, RHO, PDE6 NR2E3 NR1D1 RORA Phototransduction Key Mutations: GNB3, RP78, GNAT Inflammation & Cell Survival Key Mutations: PRP16, OTX Cone Cell Development Key Mutations: NR2E3, RP68 Metabolism Key Mutations: PEX7 NHRs are modulators of retinal development & function, acting as “master genes” in the retina Molecular reset of key transcription factors and associated gene networks – retinal homeostasis Gene modifier concept including, its impact on clinical phenotypes, is well known in other disease areas, such as cystic fibrosis and spinal muscular atrophy WHY?

Our Vision: Modifier Gene Therapy vs Traditional Gene Augmentation 23 Normal gene X Gene Augmentation: Transfer functional version of a non-functional gene into the target cells. Modifier Gene Therapy: Designed to introduce a functional gene to modify the expression of many genes, gene-networks and regulate basic biological processes in retina Traditional approach that targets one individual gene mutation at a time Regulatory pathway focused on specific product for one disease Longer time to recoup development costs Novel approach that targets nuclear hormone genes (NHRs), which regulate multiple functions within the retina Smoother regulatory pathway due to ability to target multiple diseases with one product Ability to recoup development costs over multiple therapeutic indications Traditional Gene Therapy OCU400 NR2E3 Mutation-Associated Retinal Disease Rhodopsin Mutation-Associated Retinal Disease CEP290 Mutation-Associated Retinal Disease PDE6B Mutation-Associated Retinal Disease Broad Spectrum Therapy for RP ONE Disease GENE X cell GENE X Cell with mutated/nonfunctioning gene X GENE X GENE X cell GENE X GENE X cell GENE X cell GENE M Cell with mutated/nonfunctioning gene(s) other than modifier gene GENE X GENE M Modifier gene M Cell with normal function cell We plan to address a number of diseases using the same Modifier Gene product. cell

Our Proof of Principle: Published in Nature Gene Therapy 24 https://www.nature.com/articles/s41434-020-0134-z Important milestone for development of therapy; demonstrated proof of principle Protection elicited in multiple animal models of degeneration caused by different mutations Potential to represent first broad-spectrum therapy and to provide rescue even after disease onset Efficacy results shown in 5 unique mouse models of RP Technology developed at Harvard Medical School, Dr. Neena Haider’s Lab Study suggests potency of modifier gene therapy to elicit broad-spectrum therapeutic benefits in early and advanced stages of RP Results suggest evidence of vision rescue in Early & Advanced Stages of disease

Data Show How OCU400 Stops Disease Progression and Rescues Vision in Both Early and Advanced Stages 25 Early-Stage Rescue Advanced Stage Rescue P21 subretinal injection, evaluation 2–3 months post injection Restored outer nuclear layer (ONL) photoreceptors morphology in rd7 ONL cell layer change in rd7 model doesn’t progress until 4-5 mos. of age P0 single subretinal injection, evaluation 3-4 months post injection rd1 evaluated one-month post injection 0 2 4 6 8 10 12 rd16Rho-/- RhoP23H rd7rd1B6 ** * ** ** O N L ce ll La ye r N um be r UntreatedTreated with AAv8-Nr2e3 0 5 10 15 rd16Rho-/- RhoP23H rd7B6 UninjectedAAV8-Nr2e3 Injected O N L ce ll La ye r N um be r https://www.nature.com/articles/s41434-020-0134-z

OCU400 Demonstrates Improved Vision Signals in Retina 26 ERG response: P0 single subretinal injection, evaluation 3-4 months post injection How these data matter: Human vision is enabled by three primary modes Electroretinogram (ERG) Response Reveals Rescue under Both Scotopic (dim-lit) as well as Photopic (well-lit) Conditions Photopic vision Vision under well-lit conditions, which provides for color perception and functions primarily due to cone cells in the eye Scotopic vision Monochromatic vision in very low light, which functions primarily due to rod cells in the eye Mesopic vision A combination of photopic vision and scotopic vision in low lighting, which functions due to a combination of rod and cone cells in the eye https://www.nature.com/articles/s41434-020-0134-z

OCU400 Demonstrated Safety in Mouse Model 27 Study results confirm overexpression of Nr2e3 by subretinal AAV8-Nr2e3 injection is not detrimental to retina creating no off-target effects https://www.nature.com/articles/s41434-020-0134-z

OCU400 – Clinical and Regulatory Strategy Planned timeline 28 Phase 3 Potential ApprovalPhase 1/2 2021 - 2022 2023 - 2025 2025/26 Proposed Broad RP Indication RHO CEP290 NR2E3NR2E3 RHO Phase 4 Commitments OCU400 NR2E3 Mutation-Associated Retinal Disease Rhodopsin Mutation-Associated Retinal Disease CEP290 Mutation-Associated Retinal Disease PDE6B Mutation-Associated Retinal Disease Broad Spectrum Therapy for RP

OCU400 – Competitive Overview 29 Features OCU400 Traditional Gene Therapy Cell Therapy One product for many IRDs (including broad RP indication) Limited Technology established in the ocular disease space POC data in RP models with different genetic mutations Expected long-term outcome Potentially longer benefit due to promotion of homeostasis Potentially limited due to loss of retinal cells over time Not established Target Patient Population Large Small (specific to mutation) Variable Developmental cost Low (economies of scale) High (No economies of scale) High Potential Competitors pursuing treatment of RP with Traditional Gene Therapy Potential Competitors pursuing treatment of RP with Cell Therapy

OCU410 (AAV-RORA): Dry Age-Related Macular Degeneration 30 Dry AMD • Leads to irreversible blindness due to degeneration of the retina • ~9-10M patients in the U.S. • Currently no approved treatment for Dry AMD Normal Retina Contributing Factors • Aging • Genetics • Environmental Factors Dry AMD We believe OCU410 has the potential to address this disease through its multi-factor approach RORA Inflammation Lipid Peroxidation Oxidative Stress References https://www.brightfocus.org/macular/article/age-related-macular-facts-figures https://www.uniprot.org/uniprot/P35398#function https://pubmed.ncbi.nlm.nih.gov/21998696/ https://pubmed.ncbi.nlm.nih.gov/19786043/

31 OCU200 Novel biologic for treating Diabetic Macular Edema (DME), Diabetic Retinopathy (DR) and Wet Age-Related Macular Degeneration (Wet AMD)

DME DR Wet AMD OCU200: Potential to Treat DME, DR & Wet AMD OCU200 is a Transferrin-Tumstatin Fusion Protein • Tumstatin: Multiple MOAs for treatment and prevention of macular degeneration and neovascularization • Transferrin: Targets the site of action and improves uptake (better target engagement) Integrin Targeting provides hope to these patients who are non-responders to current therapies Distinct MOA through targeting Integrin pathways can potentially also help reduce number of injections for patients who do respond to Anti-VEGF & corticosteroids therapies Significant global market potential 32 OCU200 Provides Hope to ALL patients with DME, DR or Wet AMD https://www.gene.com/stories/retinal-diseases-fact-sheet https://www.brightfocus.org/macular/article/age-related-macular-facts-figures (*) ~50% of Patients DO NOT Respond to Anti- VEGF/Corticosteroids Therapies ~0.7m ~7.7m ~1.1m patients in the US* patients in the US* patients in the US*

33 OCU200 Demonstrated Superior Efficacy Compared to Existing Anti-VEGF Therapies Effect of OCU200 intravitreal treatments on Neovascularization (NV). Data are presented as mean± SD. Filled circles represent data points from individual eyes * P < 0.05, ** P < 0.01 (n = 9-10 eyes per group) * indicates p<0.05 when compared to PBS and/or tumstatin treatment † indicates p<0.05 when compared to Avastin; CNV lesions measured on day 14 after treatment Data expressed as percentage of CNV lesions on Day 10 after treatment. Laser induction & treatment start on Day 0 -50 0 50 100 150 Neovascular area (normalized) N V (% o f c on tr ol re tin aN V) * ** ** V e h i c le E y le a O C U 2 0 0 O C U 2 0 0 + E y le a 4 0 6 0 8 0 L e a k y C N V l e s io n s (% ) DME/DR Oxygen-Induced Retinopathy (OIR) Mouse Model Wet AMD In-Vivo Laser-Induced Rat CNV Model Wet AMD In-Vivo Laser-Induced Mouse CNV Model AvastinOCU200TumstatinPBS

34 Leadership and Scientific Advisors

Leadership Team 35 Sanjay Subramanian, MBA CFO and Head of Corporate Development Nirdosh Jagota, PhD SVP, Regulatory Affairs, Compliance and Safety Jessica Crespo, CPA Corporate Controller and Treasurer Arun Upadhyay, PhD SVP, Head of Research & Development Shankar Musunuri,PhD, MBA Chairman, CEO and Co-Founder Zara Gaudioso, SHRM-CP AVP, Head of Human Resources, Chief of Staff J.P. Gabriel SVP, Technical Operations Bruce D. Forrest, MB, BS, MD, MBA Acting CMO Michael Shine, MBA SVP, Commercial Huma Qamar, MD, MPH, CMI AVP, Clinical Development

Scientific Advisory Boards 36

Phase 1/2 clinical trials studying OCU400 for the treatment of retinitis pigmentosa resulting from genetic mutations of NR2E3 and RHO now enrolling Successfully completed manufacturing at commercial scale (200L) at CanSinoBio to support clinical studies Expanded manufacturing agreement with CanSinoBio to include support for OCU410 Forward Momentum for Ocugen 37 Pediatric Emergency Use Authorization submission updated with additional real-world, post-vaccination safety data of 36 million+ children (under age 18) IND filed with FDA for Phase 3 bridging study in support of a BLA submission; WHO grants COVAXIN™ Emergency Use Listing, broadening global portfolio of COVID-19 options Comprehensive responses submitted to Health Canada against notice of deficiencies COVAXIN™ (BBV152) OCU400/410 » » » » » »

Taking Science to New Heights for Patients 38 February 2022 NASDAQ: OCGN